UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

JUBILANT FLAME INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-27775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2293 Hong Qiao Rd. Shanghai, China 200336
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86 21 647 48888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2017, Mr. Robert Ireland resigned as Secretary/Treasurer of the company. Additionally, upon his resignation, he surrendered all outstanding equity compensation to the company and agreed to cancel all outstanding debt of the company that was owed to him for past compensation, in the amount of $778,215.

On August 30, 2017, Mr. Lei Wang, currently our acting interim CFO, was appointed as the Chief Financial Officer by the company’s Board of Directors, effective immediately. Mr. Wang will be paid stock compensation time to time base on business progress . Mr. Wang was also granted 200,000 shares of restricted common stock at the time of his appointment, which vests immediately. The restricted stock has a value of $2,000 based on stock market price of $0.01 per share at stock grant date. WANG LSC CONSULTING LLC, of which Mr. Lei Wang is the principal, currently provides services to the company including book keeping activities and financial reporting preparation services. WANG LSC CONSULTING LLC has been paid $19,075 and $8,000 in the fiscal years ended 2016 and 2017, respectively. WANG LSC CONSULTING LLC will continue to provide these services, at an estimated annual cost of $16,000.

On August 30, 2017, Mr. Kecheng Xu was appointed as Secretary/Treasurer by the company’s Board of Directors, effective immediately. Mr. Xu will be paid stock compensation time to time based on business progress. Mr. Xu was granted 50,000 shares of restricted common stock at the time of his appointment. The restricted stock has a value of $500 based on stock market price of $0.01 per share at stock grant date.

Item 3.02. Unregistered Sales of Equity Securities.

On August 30, 2017, Mr. Lei Wang was granted an initial award of 200,000 restricted stock upon his appointment as the Chief Financial Officer.

Mr. Kecheng Xu was granted an initial award of 50,000 restricted stock upon his appointment as the Secretary/Treasurer.

The shares of common stock described above were not registered under the Securities Act of 1933 and are restricted securities. The shares were issued pursuant to the registration exemption afforded the company under Section 4(2) of the Securities Act. Each of Messrs. Wang and Xu acquired these shares for their own account. The certificates representing these shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jubilant Flame International Ltd.

Dated: August 30, 2017	By:	/s/ Li Yan
Li Yan
Chief Executive Officer

3